                                                                      Exhibit 23





               Consent of Independent Certified Public Accountants

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-37284) pertaining to the USA Networks, Inc. Retirement Savings
Plan - Networks of our report dated June 29, 2001, with respect to the financial statements and schedules of the USA Networks, Inc. Retirement Savings
Plan - Networks included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                                      /s/ Ernst & Young



Tampa, Florida
June 29, 2001